 Exhibit 10.4

THIRD AMENDMENT
TO LOAN AND SECURITY AGREEMENT

        This Third Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of February 27, 2004, by and between COMERICA BANK, successor by merger to COMERICA BANK- CALIFORNIA (“Bank”) and TCI SOLUTIONS, INC. (“Borrower”).

RECITALS

        Borrower and Bank are parties to that certain Loan and Security Agreement dated as of August 6, 2002, as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of August 5, 2003 and that certain Second Amendment to Loan and Security Agreement dated as of January 28, 2004 (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

        NOW, THEREFORE, the parties agree as follows:

        1.        The following defined terms in Section 1.1 of the Agreement hereby are amended or restated as follows:

                   “Credit Extension” means each Advance, Equipment Advance, Facility B Equipment Advance, Letter of Credit, or any other extension of credit by Bank for the benefit of Borrower hereunder.

                   “Facility B Equipment Advance” has the meaning set forth in Section 2.1(d)).

                   “Facility B Equipment Line” means a credit extension of up to Five Hundred Thousand Dollars ($500,000).

                   “Facility B Equipment Maturity Date” means June 30, 2007.

                   “Revolving Maturity Date” means February 28, 2005.

        2.        Section 2.1(d) hereby is added to the Agreement to read as follows:

                   “(d)        Facility B Equipment Advances.

                           (i)        Subject to and upon the terms and conditions of this Agreement, at any time from the date of this Amendment through November 27, 2004, Bank agrees to make advances (each an “Facility B Equipment Advance” and, collectively, the “Facility B Equipment Advances”) to Borrower in an aggregate amount not to exceed the Facility B Equipment Line. Each Equipment Advance shall not exceed one hundred percent (100%) of the invoice amount of equipment on any invoice approved by Bank (which Borrower shall, in any case, have purchased within 90 days of the date of the corresponding Facility B Equipment Advance), excluding taxes, shipping, warranty charges and freight discounts. The aggregate amount of Facility B Equipment Advances used for the purchase of software or leasehold improvements approved by Bank may not exceed twenty percent (20%) of the Facility B Equipment Advances.

                           (ii)        Interest shall accrue from the date of each Facility B Equipment Advance at the rate specified in Section 2.3, and shall be payable monthly on the first day of each month so long as any Facility B Equipment Advances are outstanding. Any Facility B Equipment Advances that are outstanding on November 27, 2004 shall be payable in thirty (30) equal monthly installments of principal, plus all accrued interest, beginning on December 27, 2004 and continuing on the same day of each month thereafter through the Facility B Equipment Maturity Date, at which time all amounts owing under this Section 2.1(d) and any other amounts owing under this Agreement shall be immediately due and payable. Facility B Equipment Advances, once repaid, may not be reborrowed. Borrower may prepay any Facility B Equipment Advances without penalty or premium.

                           (iii)        When Borrower desires to obtain an Facility B Equipment Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Pacific time three (3) Business Days before the day on which the Facility B Equipment Advance is to be made. Such notice shall be substantially in the form of Exhibit B. The notice shall be signed by a Responsible Officer or its designee and include a copy of the invoice and proof of payment (if applicable) of such invoice for any Equipment to be financed.”

         3.        Section 2.3(a)(iii) hereby is added to the Agreement to read as follows:

            “(iii)       Facility B Equipment Advances. Except as set forth in Section 2.3(b), the Facility B Equipment Advances shall bear interest, on the outstanding Daily Balance thereof, at a rate equal to three quarters of one percent (0.75%) above the Prime Rate.”

        4.        Section 6.8 of the Agreement hereby is amended and restated in its entirety to read as follows:

                   “6.8 Quick Ratio. Borrower shall at all times maintain, measured as of the last day of each calendar quarter, a ratio of cash (which shall be no less than Seven Hundred Fifty Thousand Dollars ($750,000) at all times maintained with Bank), cash equivalents and accounts receivable, to Current Liabilities plus, to the extent not already included therein, all Indebtedness owing by Borrower to Bank (including without limitation all Contingent Obligations) less deferred maintenance revenue and deferred license revenue, of at least 1.25:1.00. As used herein, “deferred license revenue” means revenue derived from any element of a software license which is not delivered when such license is signed.

        5.        No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by a Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

        6.        Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

        7.        Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

        8.        As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

                    (a)        this Amendment, duly executed by Borrower;

                    (b)        a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

                    (c)        a warrant to purchase Borrower’s capital stock;

                    (d)        an fee on account of the Revolving Line in the amount of $5,000, which may be debited from any of Borrower’s accounts;

                    (e)        an fee on account of the Facility B Equipment Line in the amount of $2,500, which may be debited from any of Borrower’s accounts;

                    (f)        all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts;

                    (g)        an Agreement to Provide Insurance, in the form attached hereto; and

                    (h)        such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

        9.        This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

TCI SOLUTIONS, INC.

By: /s/ Steve DeSantis_________________

Name: Steve DeSantis_________________

Title: CFO__________________________

COMERICA BANK, successor by merger to COMERICA BANK-CALIFORNIA

By: Bonnie Kehe_____________________

Title: Senior Vice President______________

CORPORATE RESOLUTIONS TO BORROW

Borrower: TCI SOLUTIONS, INC.

       I, the undersigned Secretary or Assistant Secretary of TCI SOLUTIONS, INC. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the state of its incorporation.

       I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Certificate of Incorporation, and the Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

       I FURTHER CERTIFY that at a meeting of the Directors of the Corporation duly called and held, at which a quorum was present and voting, (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

       BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES	POSITIONS	ACTUAL SIGNATURES

acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

       Borrow Money. To borrow from time to time from Comerica Bank ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Loan and Security Agreement dated as of August 6, 2002, as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of August 5, 2003, that certain Second Amendment to Loan and Security Agreement dated as of January 28, 2004 and that certain Third Amendment to Loan and Security Agreement dated as of February 27, 2004 (the "Amendment").

       Execute Amendments. To execute and deliver to Bank the Amendment, and also to execute and deliver to Bank one or more renewals, extensions, modifications, consolidations, or substitutions therefore.

       Grant Security. To grant a security interest to Bank in the Collateral described in the Amendment, which security interest shall secure all of the Corporation's Obligations, as described in the Amendment.

       Warrants. To issue a warrant to purchase the Corporation's capital stock.

       Letters of Credit; Foreign Exchange. To execute letters of credit applications, foreign exchange agreements and other related documents pertaining to Bank's issuance of letters of credit and foreign exchange contracts.

       Negotiate Items. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

       Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these resolutions.

       BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these resolutions shall remain in full force and effect and Bank may rely on these resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

       I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

       IN WITNESS WHEREOF, I have hereunto set my hand on February __, 2004 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:

X___________________________________

COMERICA BANK
Member FDIC

ITEMIZATION OF AMOUNT FINANCED
DISBURSEMENT INSTRUCTIONS
(Facility B Equipment Line )

Name(s): TCI SOLUTIONS, INC.	Date: February 27, 2004

$500,000	credited to deposit account No. 1891-663609 when Advances are requested by Borrower

Amounts paid to others on your behalf:

$2,500	to Comerica Bank for Loan Fee
$ to	Comerica Bank for Document Fee
$	to Comerica Bank for accounts receivable audit (estimate)
$ to	Bank counsel fees and expenses
$	to _______________
$	to _______________
$500,000	TOTAL (AMOUNT FINANCED)

            Upon consummation of this transaction, this document will also serve as the authorization for Comerica Bank to disburse the loan proceeds as stated above.

_______________________________ _______ Signature	_______________________________ _______ Signature

AGREEMENT TO PROVIDE INSURANCE

TO: COMERICA BANK attn: Collateral Operations, M/C 4604 9920 South La Cienega Blvd., 14th Floor Inglewood, CA 90301	Date: February 27, 2004 Borrower: TCI SOLUTIONS, INC.

     In consideration of a loan in the amount of $3,625,372, secured by all tangible personal property including inventory and equipment.

     I/We agree to obtain adequate insurance coverage to remain in force during the term of the loan.

     I/We also agree to advise the below named agent to add Comerica Bank as lender's loss payable on the new or existing insurance policy, and to furnish Bank at above address with a copy of said policy/endorsements and any subsequent renewal policies.

      I/We understand that the policy must contain:

     1.      Fire and extended coverage in an amount sufficient to cover:

                        The amount of the loan, OR

                        All existing encumbrances, whichever is greater,

     But not in excess of the replacement value of the improvements on the real property.

     2.       Lender's "Loss Payable" Endorsement Form 438 BFU in favor of Comerica Bank, or any other form acceptable to Bank.

INSURANCE INFORMATION

Insurance Co./Agent Agent's Address:>	Telephone No.:

Signature of Obligor: ______________________________________

Signature of Obligor: ______________________________________

FOR BANK USE ONLY

INSURANCE VERIFICATION: Date:________________________________

Person Spoken to:______________________________________________

Policy Number:________________________________________________

Effective From:________________________________________________

Verified by:___________________________________________________

COMERICA BANK Member FDIC AUTOMATIC DEBIT AUTHORIZATION

To: Comerica Bank Re: Loan #____________________________ You are hereby authorized and instructed to charge account No. 1891-663609 in the name of TCI SOLUTIONS, INC.

for principal and interest payments due on above referenced loan as set forth below and credit the loan referenced above.

|X|	Debit each interest payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

|X|	Debit each principal payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

|X|	Debit each payment for Bank Expenses as it becomes due according to the terms of the Loan and Security Agreement and any renewals or amendments thereof.

This Authorization is to remain in full force and effect until revoked in writing.

Borrower Signature	Date
February 27, 2004
February 27, 2004